                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 2, 2005
                                                           ------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                    13-1784308
          --------                    ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On June 2, 2005, the registrant entered into a Separation  Agreement and Release dated as of April 1, 2005 (the  "Separation  Agreement") with Edward
Ferris,  the  registrant's   former  Senior  Vice  President  of  Corporate  and
Organizational  Development.  The  Separation  Agreement  is attached  hereto as
EXHIBIT 99.01 and incorporated  herein by reference.  The following summary does not purport to be complete  and is subject to and  qualified  in its entirety by the actual text of such  agreement.  The  Separation  Agreement  provides  for a severance payment of $474,491.23 by the registrant to Mr. Ferris.  Additionally, the registrant is to make a $25,000 payment to Mr. Ferris  representing  payment of certain  legal fees and  expenses  Mr.  Ferris has  incurred or will incur in connection with his separation from the registrant.  In consideration  for these payments,  the Change in Control Agreement between the registrant and Mr. Ferris dated October 28, 2002 (the "Ferris Change in Control Agreement") was terminated and Mr. Ferris agreed to release and  discharge  the  registrant,  as more fully described in the Separation Agreement.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            See ITEM 1.01 for a  discussion  of the  termination  of the  Ferris
Change in Control Agreement pursuant to the terms of the Separation Agreement.

            The form of the Ferris  Change of Control  Agreement was attached as an exhibit to the  registrant's  Annual  Report on Form 10-K for the fiscal year ended August 3, 2002. The following summary of certain  provisions of the Ferris
Change in Control  Agreement  does not purport to be complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement.

            The terms of the Ferris Change of Control  Agreement  provided that, in the event of a change in control  that  resulted  in the  termination  of Mr.
Ferris'  employment,  the registrant would have been obligated to pay to him two
(2) times the sum of (i) his base  salary,  plus (ii) any bonus  payable for the year  immediately  preceding the termination  (or if no bonus was declared,  the target bonus for the year of the termination), plus (iii) any amount credited to
Mr.  Ferris as deferred  compensation  for the year  immediately  preceding  the termination.  In addition,  in the event of a termination  following a change of control, the registrant would have been obligated to pay to Mr. Ferris an amount equal to his  unvested  balances in the  registrant's  profit  sharing  plan and
401(k)  plan.  These  change  of  control  payments  were  conditioned  upon the execution  of a  mutual  release  of  claims,  and  were  to be  made as soon as practicable (but no more than five (5) days) following his termination.

            Upon a change of control termination, the registrant would have been obligated to pay to Mr. Ferris an amount equal to his unused vacation days and a pro-rata  portion of his accrued but unpaid  target  bonus for the year in which the termination occured. In addition, upon a change of control termination,  Mr.
Ferris   would  have  been   eligible  to   participate   in  the   registrant's
hospitalization,  group health  benefit and  disability  plans for eighteen (18)
months from the date of the termination. If the registrant's plans did not allow such  participation,  the registrant  would have been obligated to reimburse Mr.
Ferris for the cost of equivalent coverage.

            If the  payments  to be  received  by Mr.  Ferris  under a change of control agreement,  together with any other perquisites or payments,  would have been subject to excise taxes, the registrant would have been obligated to make a gross-up payment equal to the total amount of all taxes imposed on the change of control  payments,  including  income and excise  taxes  imposed on the gross-up payment.

            The termination of Mr. Ferris'  employment was to be deemed a change of control  termination  if such  employment  were  terminated by the registrant within  twenty-four  (24)  months  after a  change  of  control,  or Mr.  Ferris voluntarily  terminated  his  employment,  within  twenty-four  (24) months of a change of control, due to a decrease in his salary, bonus or benefits, or if the registrant had substantially changed Mr. Ferris' duties, moved his work location by more  than  forty  (40)  miles or the  registrant's  principal  business  had substantially changed.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Businesses Acquired.

                Not Applicable.

            (b) Pro Forma Financial Information.

                Not Applicable.

            (c) Exhibits

            Exhibit No.             Exhibits
            -----------             --------

            99.01                   Separation Agreement and Release dated as of
                                    April 1, 2005 between the registrant and
                                    Edward Ferris.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DEL GLOBAL TECHNOLOGIES CORP.
                                                     (Registrant)

Date: June 6, 2005
                                              By: /s/ Mark A. Koch
                                                  ------------------------------
                                                  Mark A. Koch
                                                  Principal Accounting Officer
                                                    and Treasurer

EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.01                Separation Agreement and Release dated as of April 1, 2005 between the registrant and Edward Ferris.